UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003
                                                          --------------------


                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                333-83605-01              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)


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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GreenPoint Mortgage-Backed Pass-Through Certificates Series 2003-1 pursuant to the terms of the Pooling and Servicing Agreement, dated August 1, 2003 among GreenPoint Mortgage Securities Inc. as sponsor, GreenPoint Mortgage Funding, Inc., as seller and master servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

GreenPoint Mortgage Securities Inc.
GreenPoint Mortgage-Backed Pass-Through Certificates Series 2003-1
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: October 6, 2003        By: /s  Mark Volosov
                                  --------------------------------------------
                                    Mark Volosov
                                   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


                                        Greenpoint Mortgage Securities, 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   September 25, 2003

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                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        203,191,000.00     203,191,000.00   52,507.19   756,881.40     809,388.59      0.00       0.00      203,138,492.81
M1          2,820,000.00       2,820,000.00      578.80    10,504.43      11,083.23      0.00       0.00        2,819,421.20
M2          1,044,000.00       1,044,000.00      214.28     3,888.87       4,103.15      0.00       0.00        1,043,785.72
M3            835,000.00         835,000.00      171.38     3,110.35       3,281.73      0.00       0.00          834,828.62
B1            313,000.00         313,000.00       64.24     1,165.92       1,230.16      0.00       0.00          312,935.76
B2            313,000.00         313,000.00       64.24     1,165.92       1,230.16      0.00       0.00          312,935.76
B3            421,221.00         421,221.00       86.46     1,569.04       1,655.50      0.00       0.00          421,134.54
R                   0.00               0.00        0.00    41,274.69      41,274.69      0.00       0.00                0.00
TOTALS    208,937,221.00     208,937,221.00   53,686.59   819,560.62     873,247.21      0.00       0.00      208,883,534.41
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Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
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                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      395387AA1   1,000.00000000     0.25841297    3.72497502     3.98338799   999.74158703         A1           4.469970 %
M1      395387AB9   1,000.00000000     0.20524823    3.72497518     3.93022340   999.79475177         M1           4.469970 %
M2      395387AC7   1,000.00000000     0.20524904    3.72497126     3.93022031   999.79475096         M2           4.469970 %
M3      395387AD5   1,000.00000000     0.20524551    3.72497006     3.93021557   999.79475449         M3           4.469970 %
B1      395387AE3   1,000.00000000     0.20523962    3.72498403     3.93022364   999.79476038         B1           4.469970 %
B2      395387AF0   1,000.00000000     0.20523962    3.72498403     3.93022364   999.79476038         B2           4.469970 %
B3      395387AG8   1,000.00000000     0.20526042    3.72498047     3.93024089   999.79473958         B3           4.469970 %
TOTALS              1,000.00000000     0.25695082    3.92252092     4.17947174   999.74304918
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If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4507
                              Fax: (212) 623-5930
                         Email: scott.b.rubin@chase.com
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Available Funds                                                                      873,247.22

Scheduled Principal Payments                                                          42,884.35
Principal Prepayments                                                                 10,802.25
Repurchase Principal                                                                       0.00
Substitution Amounts                                                                       0.00
Net Liquidation Proceeds                                                                   0.00
Insurance Proceeds                                                                         0.00
Other Principal                                                                            0.00

Gross Interest                                                                       823,729.80

Master Servicing Fees                                                                 43,528.59
Trustee Fees                                                                           1,915.26

Current Monthly Advances                                                             704,799.57

Beginning Number of Loans Outstanding                                                       497
Beginning Aggregate Loan Balance                                                 208,937,221.84

Ending Number of Loans Outstanding                                                          497
Ending Aggregate Loan Balance                                                    208,883,535.24

Delinquent Mortgage Loans

                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         0                    0.00                   0.00 %
                        2 Month                         0                    0.00                   0.00 %
                        3 Month                         0                    0.00                   0.00 %
                         Total                          0                    0.00                   0.00 %

* Delinquent Bankruptcies are included in the table above.

Bankruptcies
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00           0.00%
* Only Current Bankruptcies are reflected in the table above.

Foreclosures
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00           0.00%

REO Properties
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00          0.00%

Book Value of REO Properties                                                                           0.00

Current Realized Losses                                                                                0.00
Cumulative Realized Losses                                                                             0.00

Special Hazard Loss Coverage Amount                                                            3,800,000.00
Bankruptcy Coverage Amount                                                                       100,000.00
Fraud Loss Coverage Amount                                                                     2,008,937.00

Senior Percentage (for next Distribution Date)                                                   0.972496 %
Subordinate Percentage (for next Distribution Date)                                              0.027504 %

Senior Prepayment Percentage (for next Distribution Date)                                        1.000000 %
Subordinate Prepayment Percentage (for next Distribution Date)                                   0.000000 %


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.